[JARDEN CORPORATION LOGO]

                                          FOR:   Jarden Corporation

                                      CONTACT:   Martin E. Franklin
                                                 Chairman and
                                                 Chief Executive Officer
                                                 914-967-9400

                                                 Investor Relations:
                                                 Cara O'Brien/Melissa Myron
                                                 Press: Evan Goetz/Alecia Pulman
                                                 Financial Dynamics
FOR IMMEDIATE RELEASE                            212-850-5600
---------------------

       JARDEN CORPORATION REPORTS 2004 YEAR END AND FOURTH QUARTER RESULTS

     RYE, NY - FEBRUARY 17, 2005 - JARDEN CORPORATION (NYSE:JAH) today reported its financial results for the year ended December 31, 2004 and the fourth quarter of 2004, which included record sales and operating earnings for the year.

     For the year ended December 31, 2004, net sales increased 42.7% to $838.6 million, compared with $587.7 million in 2003. Including the non-cash restricted stock charges and related tax benefits described below, net income for 2004 was
$42.4 million, or $1.49 per diluted share and net income for 2003 was $31.8 million, or $1.35 per diluted share. Current year amounts include the results of operations from the Lehigh and the United States Playing Cards businesses, which were acquired in September 2003 and June 2004, respectively.

     For the fourth quarter of 2004, net sales increased 23.6% to $236.7 million compared to $191.5 million for the same quarter last year. Net loss was $3.4 million or $0.12 per diluted share for the fourth quarter of 2004, which includes the pre-tax effect of a non-cash restricted stock charge of $32.4 million and the related tax benefit. This compares to net income of $2.3 million or $0.09 per diluted share in the fourth quarter of 2003, which includes the pre-tax effect of a non-cash restricted stock charge of $21.8 million and the related tax benefit. Current year amounts include the results of operations from the United States Playing Cards business which was acquired in June 2004.

                                   -- more --

     Martin E. Franklin, Chairman and Chief Executive Officer, commented, "2004 was another exceptional year for Jarden both financially and strategically, as we continue to move towards our goal of building a world class consumer products company. Sales in the fourth quarter were strong, led by demand for our
Bicycle(R) and Bee(R) playing cards and related products and our FoodSaver(R)
home vacuum packaging machines. Operationally the businesses positioned themselves for continued growth in 2005, while also leveraging our resources to mitigate the impact of raw material price increases. Cash flow for the quarter was strong, resulting in annual cash flow from operations in excess of $70 million."

     Mr. Franklin concluded, "With the closing of the American Household transaction in January 2005, we are excited by the tremendous opportunities the addition of such brands as Coleman(R), First Alert(R), Mr. Coffee(R), Oster(R)
and Sunbeam(R) will bring to Jarden. Morale in the company is high as both management and employees recognize the cross-selling and cost saving opportunities that exist in our expanded group. We are focused on executing our strategic plan and are optimistic about our prospects for 2005 and beyond."

     The Company will be holding a conference call at 9:45 A.M. (Eastern Time)
today, February 17, 2005, to further discuss its results and respond to questions. The call will be accessible via a webcast through the Company's website at www.jarden.com and will be archived online until March 3, 2005.

     Jarden Corporation is a leading provider of niche consumer products used in and around the home, under well-known brand names including Ball(R), Bee(R),
Bicycle(R), Campingaz(R), Coleman(R), Crawford(R), Diamond(R), First Alert(R),
FoodSaver(R), Forster(R), Health o meter(R), Hoyle(R), Kerr(R), Lehigh(R),
Leslie-Locke(R), Loew-Cornell(R), Mr. Coffee(R), Oster(R), Sunbeam(R) and
VillaWare(R). Jarden operates through four business segments: Branded
Consumables, Consumer Solutions, Outdoor Solutions and Other. Headquartered in
Rye, N.Y., Jarden has over 9,000 employees worldwide. For more information, please visit www.jarden.com.

Note: This news release contains "forward-looking statements" within the meaning of the federal securities laws and is intended to qualify for the Safe Harbor from liability established by the Private Securities Litigation Reform Act of
1995, including statements regarding the outlook for Jarden's markets and the demand for its products, future cash flows from operations, Jarden's future revenues and margin requirements, growth in costs and expenses and the impact of acquisitions, divestitures, restructurings and other unusual items, including our ability to integrate and obtain the anticipated results and synergies from our acquisition of AHI. These projections and statements are based on management's estimates and assumptions with respect to future events and financial performance and are believed to be reasonable, though are inherently uncertain and difficult to predict. Actual results could differ materially from those projected as a result of certain factors. A discussion of factors that could cause results to vary is included in the Company's periodic and other reports filed with the Securities and Exchange Commission.

                                   -- more --

JARDEN CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

                                                            THREE MONTHS ENDED                          YEAR ENDED
                                                    -------------------------------------    -----------------------------------
                                                      DECEMBER 31,         DECEMBER 31,       DECEMBER 31,        DECEMBER 31,
                                                          2004                 2003               2004                2003
                                                    ----------------     ----------------    ---------------     ---------------

Net sales                                                $ 236,670            $ 191,480          $ 838,609           $ 587,657

Costs and expenses:
  Cost of sales                                            158,884              123,463            563,210             374,614
  Selling, general and administrative expenses              42,510               36,355            146,901             119,760
Non-cash restricted stock charges                           32,415               21,833             32,415              21,833
                                                    ----------------     ----------------    ---------------     ---------------
Operating earnings                                           2,861                9,829             96,083              71,450
Interest expense, net                                        8,353                5,883             27,608              19,184
                                                    ----------------     ----------------    ---------------     ---------------
(Loss) income before taxes                                  (5,492)               3,946             68,475              52,266
Income tax benefit (provision)                               2,087               (1,597)           (26,041)            (20,488)
                                                    ----------------     ----------------    ---------------     ---------------
Net (loss) income                                        $  (3,405)            $  2,349          $  42,434           $  31,778
                                                    ================     ================    ===============     ===============

Basic (loss) earnings per share                          $   (0.12)            $   0.09          $    1.55           $    1.40
Diluted (loss) earnings per share                        $   (0.12)            $   0.09          $    1.49           $    1.35

Weighted average shares outstanding:
  Basic                                                     27,962               26,505             27,353              22,663
  Diluted                                                   29,062               27,514             28,455              23,531

Note: Certain prior year amounts in the financial statements have been reclassified to conform to the 2004 presentation. These reclassifications have no impact on previously reported net income.

                                   -- more --

JARDEN CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

                                                               ------------------    -----------------
                                                                  DECEMBER 31,          DECEMBER 31,
                                                                      2004                  2003
                                                               ------------------    -----------------

ASSETS
Current assets
  Cash and cash equivalents                                         $    20,665           $  125,400
  Accounts receivable, net                                              127,468               92,777
  Inventories, net                                                      154,180              105,573
  Other current assets                                                   32,749               23,369
                                                               ------------------    -----------------
    Total current assets                                                335,062              347,119
                                                               ------------------    -----------------
Non-current assets
  Property, plant and equipment, net                                     85,429               79,119
  Intangibles, net                                                      602,383              315,826
  Other assets                                                           19,507               17,610
                                                               ------------------    -----------------
    Total assets                                                    $ 1,042,381           $  759,674
                                                               ==================    =================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Short-term debt and current portion of long-term debt             $    16,951           $   17,512

  Accounts payable                                                       48,910               34,211
  Deferred consideration for acquisitions                                28,995                2,833
  Other current liabilities                                              58,835               50,524
                                                               ------------------    -----------------
    Total current liabilities                                           153,691              105,080
                                                               ------------------    -----------------
Non-current liabilities
  Long-term debt                                                        470,500              369,870
  Other non-current liabilities                                          84,239               34,819
                                                               ------------------    -----------------
    Total non-current liabilities                                       554,739              404,689
                                                               ------------------    -----------------
Stockholders' equity                                                    333,951              249,905
                                                               ------------------    -----------------
Total liabilities and stockholders' equity                          $ 1,042,381           $  759,674
                                                               ==================    =================

                                   -- more --

JARDEN CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

                                                                                     YEAR ENDED
                                                                          ----------------------------------
                                                                             DECEMBER 31,     DECEMBER 31,
                                                                                 2004             2003
                                                                          ----------------- ----------------

CASH FLOWS FROM OPERATING ACTIVITIES
    Net income                                                                  $  42,434        $  31,778
    Reconciliation of net income to net cash provided by
        operating activities:
        Depreciation and amortization                                              19,175           15,045
        Other non-cash items                                                       43,295           31,134
    Changes in working capital components                                         (34,489)          (4,136)
                                                                          ----------------- ----------------
        Net cash provided by operating activities                                  70,415           73,821
                                                                          ----------------- ----------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from revolving credit borrowings                                     72,250           78,000
     Payments on revolving credit borrowings                                      (72,254)         (78,000)
     Proceeds from bond issuance                                                        -           31,950
     Proceeds from issuance of senior debt                                        116,000          160,000
     Payments on long term debt                                                   (13,684)          (7,941)
     Payments on seller notes                                                      (5,400)         (10,000)
     Proceeds from issuance of common stock, net of underwriting
         fees and related expenses                                                  3,406          114,469
     Debt issue and amendment costs                                                (2,252)          (5,913)
     Other                                                                              -            2,231
                                                                          ----------------- ----------------
        Net cash provided by financing activities                                  98,066          284,796
                                                                          ----------------- ----------------

CASH FLOWS FROM INVESTING ACTIVITIES
    Additions to property, plant and equipment                                    (10,761)         (12,822)
    Acquisition of businesses, net of cash acquired                              (258,008)        (277,259)
    Prepaid transaction costs                                                      (3,976)             (23)
    Other, net                                                                       (471)             108
                                                                          ----------------- ----------------
       Net cash (used in) investing activities                                   (273,216)        (289,996)
                                                                          ----------------- ----------------
NET (DECREASE) INCREASE IN CASH                                                  (104,735)          68,621
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                    125,400           56,779
                                                                          ----------------- ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                        $  20,665        $ 125,400
                                                                          ================= ================

Note: Certain prior year amounts in the financial statements have been reclassified to conform to the 2004 presentation.

                                   -- more --

JARDEN CORPORATION
NET SALES AND OPERATING EARNINGS BY SEGMENT
(in thousands)

                                                 THREE MONTHS ENDED                        YEAR ENDED
                                          ----------------------------------    ----------------------------------
                                            DECEMBER 31,       DECEMBER 31,         DECEMBER        DECEMBER 31,
                                                2004               2003             31, 2004            2003
                                          ---------------    ---------------    --------------    ----------------

Net sales:
  Branded consumables                        $ 123,137          $  75,895         $ 473,073           $ 257,869
  Consumer solutions                            82,679             85,211           222,185             216,123
  Plastic consumables                           28,505             28,688           128,115             109,056
  Other                                         13,288             13,089            67,486              42,802
  Intercompany elimination                     (10,939)           (11,403)          (52,250)            (38,193)
                                          ---------------    ---------------    --------------     ---------------
    Total net sales                          $ 236,670          $ 191,480         $ 838,609           $ 587,657
                                          ===============    ===============    ==============     ===============

Operating earnings:
  Branded consumables                        $  16,311          $   7,131         $  75,685           $  36,521
  Consumer solutions                            17,702             19,867            37,021              42,550
  Plastic consumables                             (609)             2,877             6,689               9,551
  Other                                          1,472              1,416             9,017               5,531
  Intercompany                                     400                371                86                (870)
  Unallocated corporate expense (1)            (32,415)           (21,833)          (32,415)            (21,833)
                                          ---------------    ---------------    --------------     ---------------
    Total operating earnings                 $   2,861          $   9,829         $  96,083           $  71,450
                                          ===============    ===============    ==============     ===============

(1)  Unallocated corporate expense is comprised of the non-cash restricted stock charges.

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